Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments and Contingent Liabilities

18.	Commitments and Contingent Liabilities

Commitments

At December 31, 2012, commitments outstanding for the purchase of property, plant and equipment approximated ¥39,520 million, and commitments outstanding for the purchase of parts and raw materials approximated ¥65,311 million.

Canon occupies sales offices and other facilities under lease arrangements accounted for as operating leases. Deposits made under such arrangements aggregated ¥13,313 million and ¥14,171 million at December 31, 2012 and 2011, respectively, and are included in noncurrent receivables in the accompanying consolidated balance sheets. Rental expenses under such operating lease arrangements amounted to ¥40,273 million, ¥38,167 million and ¥40,396 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Future minimum lease payments required under noncancelable operating leases that have initial or remaining lease terms in excess of one year at December 31, 2012 are as follows:

(Millions of yen)
Year ending December 31:
2013	¥25,101
2014	16,512
2015	11,296
2016	7,529
2017	5,623
Thereafter	9,746

Total future minimum lease payments	¥75,807

Guarantees

Canon provides guarantees for bank loans of its employees, affiliates and other companies. The guarantees for the employees are principally made for their housing loans. The guarantees of loans of its affiliates and other companies are made to ensure that those companies operate with less financial risk.

For each guarantee provided, Canon would have to perform under a guarantee if the borrower defaults on a payment within the contract periods of 1 year to 30 years, in the case of employees with housing loans, and of 1 year to 10 years, in the case of affiliates and other companies. The maximum amount of undiscounted payments Canon would have had to make in the event of default is ¥13,333 million at December 31, 2012. The carrying amounts of the liabilities recognized for Canon’s obligations as a guarantor under those guarantees at December 31, 2012 were not significant.

Canon also issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. Changes in accrued product warranty cost for the years ended December 31, 2012 and 2011 are summarized as follows:

	Years ended December 31
	2012	2011
	(Millions of yen)
Balance at beginning of year	¥11,691	¥13,343
Addition	13,553	14,296
Utilization	(12,503)	(14,649)
Other	(578)	(1,299)

Balance at end of year	¥12,163	¥11,691

Legal proceedings

Canon is involved in various claims and legal actions arising in the ordinary course of business. Canon has recorded provisions for liabilities when it is probable that liabilities have been incurred and the amount of loss can be reasonably estimated. Canon reviews these provisions at least quarterly and adjusts these provisions to reflect the impact of the negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Based on its experience, although litigation is inherently unpredictable, Canon believes that any damage amounts claimed in outstanding matters are not a meaningful indicator of Canon’s potential liability. In the opinion of management, any reasonably possible range of losses from outstanding matters would not have a material adverse effect on Canon’s consolidated financial position, results of operations, or cash flows.